Exhibit 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of PortalPlayer, Inc., on Form 10-Q for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission (the “Report”), I, Gary Johnson, President and Chief Executive Officer, and I, Svend-Olav Carlsen, Chief Financial Officer, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PortalPlayer, Inc.

Dated: August 8, 2005

/s/ GARY JOHNSON	/s/ SVEND-OLAV CARLSEN
Gary Johnson	Svend-Olav Carlsen
President and Chief Executive Officer	Chief Financial Officer